UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Salarius Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 1, 2023
Dear Fellow Shareholders:
2023 is a year of significant opportunity for Salarius with the anticipated Investigational New Drug application of our next generation Targeted Protein Degrader SP-3164 planned for the first half of 2023, and the start of the SP-3164 Phase 1 clinical trial shortly thereafter. In addition, Salarius is continuing development of our early-stage protein degrader drug candidates and we also look forward to resolving the seclidemstat partial clinical hold, resuming clinical trial enrollment and building on what we believe is promising interim clinical data released by MD Anderson Cancer Center and Salarius in late 2022.

Salarius has presented SP-3164 pre-clinical data at numerous scientific conferences including most recently at the American Society of Hematology (ASH) and the American Association of Cancer Research (AACR). Included in these scientific presentations were the following data,
a.In non-Hodgkin Lymphoma Diffuse Large B-Cell Lymphoma (DLBCL) animal models, SP-3164 in combination with the approved anti-CD20 drug, rituximab, resulted in complete tumor regressions in 50% of treated animals, and performed significantly better than the approved regimen of lenalidomide (Revlimid®) and rituximab; and
b.In Multiple Myeloma (MM) animal models, SP-3164 demonstrated superior single-agent activity compared to both lenalidomide (Revlimid®) and pomalidomide (Pomalyst®). Also in MM animal models, the combination treatment of SP-3164 and the approved therapy bortezomib (Velcade®) was superior to the combination of pomalidomide and bortezomib.

We believe there is great potential for SP-3164 as a treatment option for patients with non-Hodgkin Lymphomas and Multiple Myeloma.

Salarius is continuing to work with the FDA to resolve the seclidemstat partial clinical hold with the goal of restarting the Salarius seclidemstat clinical trial, while MD Anderson works in parallel to provide its information to the FDA. As a reminder, in late 2022
a.MD Anderson researchers presented data at ASH showing that in patients with myelodysplastic syndrome or chronic myelomonocytic leukemia, the combination of seclidemstat with azacitidine demonstrated a 50% overall response rate among eight evaluable patients who relapsed or progressed after standard of care hypomethylating agent therapy.
b.Salarius reported interim data from its Phase 1/2 study in Ewing sarcoma showing a 60% confirmed disease control rate and 7.4 months median time to tumor progression for Ewing sarcoma first-relapse patients. No disease progression observed in either first- or second-relapse Ewing sarcoma patients who achieved confirmed disease control.

The board of directors and management of Salarius Pharmaceuticals, Inc. look forward to your attendance at the Annual Meeting of Stockholders, which will be held on Wednesday, June 14, 2023, at 10:00 a.m. (Central Time) by means of live audio webcast (the “Annual Meeting”). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions by telephone or through the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to virtually attend the Annual Meeting.

It is important to understand that to hold the 2023 Annual Shareholder Meeting, we require at least 34% of the outstanding common shares to vote, so every single vote matters. No matter how many shares you hold, we need you to vote.

The board of directors and management of Salarius Pharmaceuticals, Inc. look forward to your attendance at the Annual Meeting.
Sincerely,
Forward-Looking Statements
This letter contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this letter are forward-looking statements. These forward-looking statements may be identified by terms such as “will,” “believe,” “developing,” “expect,” “excited,” “may,” “progress,” “potential,” “could,” “look forward,” “encouraging,” “might,” “should,” and similar terms or expressions or the negative thereof. Examples of such statements include, but are not limited to, statements relating to the following: the future of the company’s Phase 1/2 trial of seclidemstat as a treatment for Ewing sarcoma and FET-rearranged sarcomas following the recently announced suspected unexpected severe adverse reaction (SUSAR) event and resulting partial clinical hold by the U.S. Food and Drug Administration (FDA); the advantages of protein degraders including the value of SP-3164 as a cancer treatment; the timing of clinical trials for SP-3164 and expected therapeutic options for SP-3164 and related effects and projected efficacy; the impact that the addition of new clinical sites will have on the development of Salarius’ product candidates; the timing of Salarius’ IND submissions to the FDA and subsequent timing for initiating clinical trials; interim data related to Salarius’ clinical trials, including the timing of when such data is available and made public; Salarius’ growth strategy; the value of seclidemstat as a treatment for Ewing sarcoma, Ewing-related sarcomas, and other cancers and its ability to improve the life of patients; expanding the scope of Salarius’ research and focus to high unmet need patient populations; and milestones of Salarius’ current and future clinical trials, including the timing of data readouts. Salarius may not actually achieve the plans, carry out the intentions or meet the expectations or objectives disclosed in the forward-looking statements. You should not place undue reliance on these forward-looking statements. These statements are subject to risks and uncertainties which could cause actual results and performance to differ materially from those discussed in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: Salarius’ ability to continue as a going concern; it may take considerable time and expense to resolve the partial clinical hold that has been placed on Salarius’ Phase 1/2 trial of seclidemstat as a treatment for Ewing sarcoma and FET-rearranged sarcomas by the FDA, and no assurance can be given that the FDA will remove the partial clinical hold; Salarius’ ability to resume enrollment in the clinical trial following its review of the available data surrounding the SUSAR; the sufficiency of Salarius’ capital resources; the ability of, and need for, Salarius to raise additional capital to meet Salarius’ business operational needs and to achieve its business objectives and strategy; future clinical trial results and the impact of such results on Salarius; that the results of studies and clinical trials may not be predictive of future clinical trial results; risks related to the drug development and the regulatory approval process; the competitive landscape and other industry-related risks; and other risks described in Salarius’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as revised or supplemented by its Quarterly Reports on Form 10-Q and other documents filed with the SEC. The forward-looking statements contained in this press release and the referenced presentations speak only as of the date of this press release and the referenced presentations and are based on management’s assumptions and estimates as of such date. Salarius disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

SALARIUS PHARMACEUTICALS, INC.

2450 Holcombe Blvd.
Suite X
Houston, TX 77021
(832) 834-6992

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 14, 2023
To Our Stockholders:
NOTICE IS HEREBY GIVEN that Salarius Pharmaceuticals, Inc. will hold its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 a.m., Central Time, on Wednesday, June 14, 2023. This year’s Annual Meeting will be held solely by means of live audio webcast online. You will receive a link by which to join the meeting upon registering to attend. You must register to attend using the following link
http://www.viewproxy.com/slrx/2023. You will not be able to attend the Annual Meeting in person. The items of business for the meeting are to consider and vote on the following matters described in the accompanying Proxy Statement:
1.To elect three Class II directors to our Board of Directors (our “Board”), each to serve until our 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.
2.To approve the Amended and Restated Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.
3.To approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in the attached Proxy Statement.
4.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
5.To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.
The Company’s Board of Directors recommends that stockholders vote FOR each of the director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.
The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/slrx/2023 by 11:59 PM CT on June 11, 2023. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions prior to and during the meeting. To vote at the meeting, (a) if you hold your shares through a broker, bank, or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.
Only stockholders of record at the close of business on April 21, 2023 are entitled to notice of, and to vote while attending the Annual Meeting on the Internet. For 10 days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office at 2450 Holcombe Blvd., Suite X, Houston, TX 77021.
The accompanying proxy statement includes further details with respect to the proposals to be considered at the Annual Meeting. This notice of Annual Meeting and the accompanying proxy statement contain important information and should be read in their entirety. If you are in doubt as to how you should vote at the Annual Meeting, you should seek advice from your legal counsel, accountant or other professional adviser prior to voting.

By the Order of the Board of Directors,
/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer
Houston, Texas
May 1, 2023
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on June 14, 2023:
Copies of our Proxy Materials, consisting of the Notice of Annual Meeting of Stockholders, the Proxy Statement and Accompanying Form of Proxy Card, and our 2022 Annual Report on Form 10-K are available at: http://www.viewproxy.com/slrx/2023

TABLE OF CONTENTS

SALARIUS PHARMACEUTICALS, INC.
PROXY STATEMENT
INFORMATION CONCERNING VOTING AND SOLICITATION

This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Salarius Pharmaceuticals, Inc., a Delaware corporation, of your proxy to vote at our 2023 Annual Meeting of Stockholders and any adjournments or postponements thereof (the “Annual Meeting”). Our Annual Meeting will be held at 10:00 a.m., Central Time, on Wednesday, June 14, 2023 via live webcast by first registering at http://www.viewproxy.com/slrx/2023. You will receive a link by which to join the meeting upon registering to attend.
As used in this Proxy Statement, references to “we,” “us,” “our,” “Salarius” and the “Company” refer to Salarius Pharmaceuticals, Inc. and our consolidated subsidiaries. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Q:    Why am I receiving these materials?
A:    Our board of directors (the “Board of Directors” or the “Board”) is soliciting your proxy to vote at our Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the Annual Meeting via the webcast to vote on the proposals described in the Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy by telephone or through the Internet.
We intend to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) on or about May 1, 2023 to all stockholders of record entitled to vote at the Annual Meeting.
Q:    Why did I receive a notice regarding the availability of proxy materials on the Internet?
A:    Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice because the Board is soliciting your vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice and may request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.
Q:    Will I receive any other proxy materials by mail?

A:    We may send you a proxy card, along with a second Notice, on or after May 1, 2023. In addition, if you wish, we will send you paper copies of our proxy materials, including a proxy card. Instructions on how to request paper copies of the proxy materials can be found in the Notice.
Q:    How can I attend the Annual Meeting?
A:    The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by live audio webcast. Participants will receive an Internet link to where the audio webcast will be held once they register for the Annual Meeting. You are entitled to participate in the Annual Meeting only if you were a stockholder of record of the Company as of the close of business on April 21, 2023 (the “Record Date”), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
The online meeting will begin promptly at 10:00 a.m., Central Time, on June 14, 2023. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by webcast by first registering at http://www.viewproxy.com/slrx/2023 by 11:59 PM CT on June 11, 2023. If you hold your shares in an account at a brokerage firm, bank, dealer or other similar organization, you will need to obtain a “legal proxy” from that entity and submit it when you register. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. We encourage you to access the meeting prior to the start time leaving ample time for the check in. To vote at the meeting, (a) if you hold your shares through a broker, bank or other nominee, you will need the control number you receive by email after registering, and (b) if you hold your shares in an account with our transfer agent, you will need the control number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail.
Q:    Who can vote at the Annual Meeting?
A:    Only stockholders of record at the close of business on the Record Date, April 21, 2023, will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,468,915 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting, via the Internet, by mail, or by telephone as described below. Giving a proxy will not affect your right to vote during the Annual Meeting. Whether or not you plan to attend the meeting, we urge you to vote promptly to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If on the close of business on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization regarding how to vote the shares in your account. Stockholders holding shares through a broker, bank or other nominee should follow the instructions in the materials received from that organization. You are also invited to attend the Annual Meeting. If you wish to attend the Annual Meeting, you must register in advance following the instructions above.

Q:    What am I voting on?
A:    There are four matters scheduled for a vote:
1.To elect three Class II directors to our Board of Directors (the “Board”), each to serve until our 2026 Annual Meeting of Stockholders or until their respective successors are duly elected.
2.To approve the Amended and Restated Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan (the “A&R ESPP”).
3.To approve, on a non-binding advisory basis, the compensation paid by us to our named executive officers as disclosed in this Proxy Statement.
4.To ratify the appointment, by the Audit Committee of the Board, of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.
Q:    What are the Board’s recommendations?
A:    Our Board of Directors recommends that you vote:

•“FOR” election of each of the nominees for Class II director;
•“FOR” the A&R ESPP ;
•“FOR” the approval, on a non-binding advisory basis, of the compensation paid by us to our named executive officers as disclosed in this Proxy Statement; and
•“FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
Q:    What if another matter is properly brought before the meeting?
A:    The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the proxy holder to vote on those matters in accordance with their best judgment.
Q:    How do I vote?
Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.
•Voting via the Internet. To vote through the Internet, go to http://www.fcrvote.com/slrx to complete an electronic proxy card. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 13, 2023. We encourage you to vote via the Internet.
•Voting by mail. To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•Voting by telephone. To vote over the telephone, dial toll-free 1-866-402-3905, using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the control number from your Notice or proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 13, 2023 to be counted.
•Voting at the Annual Meeting. To vote at the Annual Meeting, you must join live online using the unique join link provided after registration. The webcast will start at 10:00 a.m., Central Time, with log-in beginning at 9:45 a.m., Central Time. You may vote and submit questions while attending the meeting online. You will need the control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to vote during the meeting.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee, register to attend the Annual Meeting following the instructions above and vote in accordance with the procedures described above. Follow the instructions set forth on the Notice or from your broker, bank other nominee or contact that organization to request a voting instruction form.
We provide telephone and Internet proxy voting to allow you to vote your shares telephonically or online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or Internet access, such as usage charges from Internet access providers and telephone companies.

Q:    How many votes do I have?
A:    On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
Q:    What happens if I do not vote?
A:    Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet, or at during the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares held in “street name” and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether that organization will still be able to vote your shares depends on whether the particular proposal is deemed to be “routine” under the rules of the New York Stock Exchange (also applicable to companies listed on the Nasdaq Capital Market (“Nasdaq”)). Brokers, banks and other nominees can use their discretion to vote “uninstructed” shares only with respect to matters that are considered to be “routine.” They may not vote your shares with respect to matters that are considered “non-routine” and for these matters your shares will be left unvoted. “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), approval of equity incentive plans, and certain corporate governance proposals, even if management-supported. Proposal 4 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter under applicable NYSE rules. Proposal 1 (election of directors), Proposal 2 (approval of the A&R ESPP) and Proposal 3 (advisory vote on the approval of named executive officer compensation) are each considered a “non-routine” item for which brokers and nominees do not have discretionary voting power. If your broker, bank or other nominee returns a proxy card but does not vote your shares, this results in a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining a quorum. However, as brokers, banks or other nominees do not have discretionary authority to vote on Proposals 1, 2 and 3, broker non-votes will not be counted for the purpose of determining the number of shares entitled to vote on such proposals. Accordingly, your broker, bank or other nominee may not vote your shares on Proposals 1, 2 or 3 without your instructions but may vote your shares on Proposal 4.
If you are a beneficial owner of shares held in “street name” you must provide voting instructions to your broker, bank or other nominee by the deadline provided in the materials you receive from such organization in order to ensure your shares are voted in the way you would prefer.
Q:    What if I return a proxy card or otherwise vote but do not make specific choices?

A:    If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the election of each of the nominees for director, “FOR” the approval of the A&R ESPP. “FOR” the approval, on a non-binding advisory basis, of the named executive officer compensation, and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. If any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Q:    Who am I being asked to appoint as proxy holders and what does it mean?
A:    Our Board asks you to appoint our President, Chief Executive Officer and director, David J. Arthur, and our Executive Vice President of Finance and Chief Financial Officer, Mark J. Rosenblum, as your proxy holders to vote your shares at the Annual Meeting. You make this appointment when you vote.
If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by our Board.
Unless you otherwise indicate when you vote, you also authorize your proxy holders to vote your shares on any matters not known by our Board at the time this Proxy Statement was printed and which, under our amended and restated bylaws (the “Bylaws”), may be properly presented for action at the Annual Meeting.
Q:    Who is paying for this proxy solicitation?
A:    We will pay the entire cost of the solicitation of proxies for the Annual Meeting. This includes preparation, assembly, printing, and mailing of the Notice, this Proxy Statement and any other information we send to stockholders. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $40,000 in the aggregate. In addition, we may supplement our efforts to solicit your proxy in the following ways:
•We may contact you using the telephone or electronic communication;

•Our directors, officers or other regular employees may contact you personally; and

•Alliance Advisors, LLC or any other third parties we may hire as agents for the sole purpose of contacting you regarding your proxy, may contact you.
Q:    What does it mean if I receive more than one Notice?
A:    If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.
Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:    We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Salarius Pharmaceuticals, Inc.
Attention: Investor Relations
2450 Holcombe Blvd
Suite X
Houston, TX 77021
(832) 834-6992

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Q:    Can I change or revoke my vote after submitting my proxy?
A:    Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit a properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Secretary.
•You may attend the Annual Meeting via the live webcast and vote. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.
We count your most current proxy card or telephone or Internet proxy.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
Stockholders holding shares through a broker, bank or other nominee should follow the instructions for revocation received from that organization.

Q:    How are Abstentions, Withheld and Broker Non-Votes counted?
A:    For Proposal 1, the election of directors, you may vote “FOR” each of the Class II nominees, vote “AGAINST” any or all of the Class II nominees or “ABSTAIN” with respect to any or all of the Class II nominees. An abstention has the same effect as a vote “AGAINST” a director nominee. Broker non-votes will have no effect.
For Proposal 2, the approval of the A&R ESPP, you may vote “FOR”, vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” Proposal 2. Broker non-votes will have no effect.
For Proposal 3, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” An abstention has the same effect as a vote “AGAINST” Proposal 3. Broker non-votes will have no effect.
For Proposal 4, the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, you may vote "FOR", vote "AGAINST" or "ABSTAIN". An abstention has the same effect as a vote "AGAINST" Proposal 4. Broker non-votes will have no effect.

Q:    How many votes are needed to approve each proposal?
A:
•For Proposal 1, the election of the directors, a nominee receiving the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting will be elected. Further, if the majority of the votes cast for a director are marked “AGAINST” or “ABSTAIN” then notwithstanding the valid election of such director, the Bylaws stipulate that such director will voluntarily tender his or her resignation for consideration by our Nominating and Corporate Governance Committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the Nominating and Corporate Governance Committee.

•For Proposal 2, the approval of the A&R ESPP, requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

•Proposal 3, the approval, on a non-binding advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

•Proposal 4, the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting.
Q:    What is the quorum requirement?
A:    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least 34% of the outstanding shares entitled to vote that are present at the meeting or represented by proxy. As of the close of business on the Record Date, there were 2,468,915 shares outstanding and entitled to vote.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote by telephone, over the Internet or at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum either the chairman of the meeting or the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
Q:    How can I find out the results of the voting at the Annual Meeting?
A:    Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
Q:    Who can help answer my other questions?
A:    If you have more questions about the proposals or voting, you should contact Alliance Advisors, LLC who is assisting us with the proxy solicitation.
The Solicitation Agent for the Annual Meeting is:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Fl.
Bloomfield, NJ 07003
Tel: (844) 531-0059

Important
Please promptly vote by telephone or the Internet, or by following the instructions provided by your bank, broker or nominee, so that your shares can be represented at the Annual Meeting. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if you wish to vote at the Annual Meeting, you must register in advance, following the instructions above.

DIRECTORS AND EXECUTIVE OFFICERS
Directors
Our Board consists of seven (7) directors which are divided into three classes: Class I, Class II, and Class III. Each class has a three-year term:
•Our Class II directors are David J. Arthur, Bruce J. McCreedy, and Jonathan Lieber and their terms will expire at the Annual Meeting.
•Our Class III directors are Tess Burleson and Paul Lammers and their terms will expire at the annual meeting of stockholders to be held in 2024.
•Our Class I directors are Arnold C. Hanish and William K. McVicar and their terms will expire at the annual meeting of stockholders to be held in 2025.
Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Our directors may be removed for cause by the affirmative vote of the holders of at least two-thirds of our voting stock of the capital stock issued and outstanding then entitled to vote at an election of directors.
The following table sets forth the name, age and committee appointments of each of our current directors as of April 21, 2023:

Name	Age	Position
David J. Arthur	60	President, Chief Executive Officer cer and Director
William K. McVicar	65	Chair
Tess Burleson(1)(2)(3)	56	Director
Arnold C. Hanish(1)(3)	75	Director
Paul Lammers(3)	65	Director
Jonathan Lieber(1)(2)	53	Director
Bruce J. McCreedy (2)	63	Director

(1)    Member of the Audit Committee.
(2)    Member of the Nominating and Corporate Governance Committee.
(3)    Member of the Compensation Committee.
The names of the nominees and certain biographical information about each current director, including a description of his or her business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board, are set forth below:

Nominees for Election at the Annual Meeting for a Three-Year Term
David J. Arthur
Mr. Arthur has served as our Chief Executive Officer and a director since July 2019 and as the Chief Executive Officer of our predecessor since November 2015 and as a manager of our predecessor's board of managers since January 2017. From January 2012 to October 2015, Mr. Arthur served as managing director of Dacon Pharma, LLC, a life science focused strategy, planning and evaluation company. From 1990 to 2010, Mr. Arthur served in a number of executive roles at Eli Lilly and Company and from 2010 to 2011 served in executive roles with Boehringer Ingelheim GmbH. Mr. Arthur earned a B.S. in Chemical Engineering from North Carolina State University and an M.B.A. from the Duke University Fuqua School of Business.
Our Board believes that Mr. Arthur’s experience as the Chief Executive Officer of our predecessor, and his past experience as a life sciences executive and as a committee chairman and member on the executive committees of a variety of major pharmaceutical alliances, including Eli Lilly/BioMS, Eli Lilly/Amylin and Boehringer Ingelheim/Eli Lilly qualify him to serve on our Board.
Jonathan Lieber
Mr. Lieber has served as a member of the Board since June 2020. Since February 2023, he has served as Chief Financial Officer and Treasurer of Rallybio Corporation (Nasdaq: RLYB), a clinical-stage biotechnology company committed to identifying and accelerating the development of life-transforming therapies for patients with severe and rare diseases. From September 2021 until its sale in November 2022, he served as Chief Financial Officer of Applied Genetic Technologies Corporation (Nasdaq: AGTC), a clinical stage biotechnology company focused on the development and commercialization of adeno-associated virus (AAV)-based gene therapies for the treatment of rare and debilitating diseases. From December 2018 through September 2021, Mr. Lieber served as a Managing Director of Danforth Advisors LLC, a firm that provides strategic CFO advisory and outsourced accounting services to healthcare companies. In that capacity, he served as interim CFO for several private and public healthcare companies. From July 2015 through September 2019, Mr. Lieber was Chief Financial Officer of Histogenics Corporation (NASDAQ: HSGX) a cell therapy company developing products for the orthopedics market. Prior to Histogenics, Mr. Lieber was Senior Vice President and Chief Financial Officer of Metamark Genetics, Inc., a privately held, urology-focused, molecular diagnostics company, from January 2014 to June 2015. From September 2012 to September 2013, Mr. Lieber served as the Chief Financial Officer and Treasurer of Repligen Corporation, a manufacturer and supplier of high-value consumables to the life sciences industry. From June 2009 to until its acquisition by GE Healthcare in May 2012, Mr. Lieber served as Chief Financial Officer and Treasurer of Xcellerex, Inc. a privately held company engaged in the manufacture and sale of capital equipment and related consumables to the biopharmaceutical industry. Mr. Lieber received an M.B.A. in finance from the Stern School of Business of New York University and a B.S. in business administration from Boston University.
Our Board believes that Mr. Lieber is qualified to serve on the Board of Directors due to his experience in the healthcare industry, which will enable him to contribute important strategic insights to the Company.

Bruce J. McCreedy, Ph.D.
Dr. McCreedy has served as a member the Board since July 2019 and has served as Chief Scientific Officer of ONK Therapeutics, Inc. effective December 1, 2022. Prior to that, Dr. McCreedy served as the Chief Scientific Officer of Myeloid Therapeutics, Inc. from April of 2021 until November, 2022. Dr. McCreedy served as Salarius' interim Chief Science Officer from January 2020 through March 30, 2021 and was the Senior Vice President of Cell Therapy at Precision Biosciences, Inc. from 2015 to 2020. Prior to his position at Precision Biosciences, Dr. McCreedy served as the Executive Vice President of Research and Development and Chief Development Officer of Neximmune, Inc., a biotechnology company, from April 2011 to August 2015, and the Managing Partner of PharmaNav, LLC, a biotechnology company, from 2008 to 2011. From 2006 to 2008, Dr. McCreedy served as Vice President of Strategic and Clinical Development at Metabolon, Inc., a metabolomics company and from 2002 to 2006 served as the President, Chief Executive Officer and a Director for Fulcrum Pharma Developments, Inc., a drug development company (acquired by Icon plc). Prior to 2002, Dr. McCreedy has also served as Vice President at Triangle Pharmaceuticals, Inc., a pharmaceutical company (acquired by Gilead Sciences, Inc.), CEO of Therapyedge, Inc., a healthcare and information services company (acquired by Advanced Biological Laboratories S.A.), and Associate Vice President of Laboratory Corporation of America Holdings, a clinical laboratory network, and Roche Biomedical Laboratories, Inc., a drug development company. Dr. McCreedy earned a B.S. in Medical Microbiology from Wake Forest University and a Ph.D. in Microbiology and Immunology from Wake Forest University School of Medicine.
Our Board believes that Dr. McCreedy is qualified to serve on the Board of Directors due to deep experience in the biotechnology industry, which will enable him to contribute important strategic insights to the Company.

Directors Continuing in Office Until the 2024 Annual Meeting
Tess Burleson
Ms. Burleson has served as a member of the Board since July 2019. Ms. Burleson has served as the chief operating officer of TGen, a Medical R&D organization, since 2007, and has served as the president of TGen Health Ventures, LLC a venture capital company, since 2009. She also serves as an advisor to bankers and investors in the life sciences industry. Prior to joining TGen, Ms. Burleson served as the chief financial officer at Lovelace Health System enterprises from 1997 to 2007, president at Lovelace Scientific Resources from 1993 to 1997, and as a senior associate at KPMG from 1990 to 1993. Ms. Burleson earned a B.B.A from Robert O. Anderson School of Business at University of New Mexico and her M.B.A. from the Anderson Graduate School of Management at University of New Mexico.
Our Board believes that Ms. Burleson is qualified to serve on the Board of Directors as a result of her extensive operational experience in the biotechnology industry and experience in financial and accounting matters.
Paul Lammers, MD, MSc

Dr. Lammers. joined Triumvira Immunologics as President and CEO in January 2018, and for which he raised well over $100 million to date. Before Triumvira, Dr. Lammers served as President & CEO at Mirna Therapeutics, for which company he raised $160 million through venture capital and Federal and State government funding, as well as a public listing (MRNA) on NASDAQ. Previously, he served as Chief Medical Officer and Head of US Product Development for EMD Serono. During his early industry tenure, Dr. Lammers also held various executive/senior management positions in clinical development, medical and regulatory affairs, at different pharmaceutical companies, as well as at small public and privately held biotech companies. Dr. Lammers serves as Lead Independent Director for publicly traded oncology company, Salarius Pharmaceuticals, and as Director for private oncology biotech company, Immunomet. Dr. Lammers obtained both his Master of Science in Biology, and his Medical Degree from Radboud University, Nijmegen, The Netherlands.
Our Board believes that Dr. Lammers is qualified to serve on the Board of Directors and serve as its lead independent director as a result of his extensive experience in the pharmaceutical industry and deep understanding of oncology drugs.
Directors Continuing in Office Until the 2025 Annual Meeting

Arnold Hanish
Arnold C. Hanish. Mr. Hanish has served as a member of the Board since July 2019. Mr. Hanish served in various management roles at Eli Lilly and Company, a pharmaceutical company, including Vice President and Chief Accounting Officer. Prior to Eli Lilly and Company, Mr. Hanish held numerous positions at Arthur Young & Company (currently Ernst & Young) from 1970-1984, including being the Director of Tax in the Indianapolis office from 1979-1984. Mr. Hanish currently serves as a member of Audit Quality Review Council of Deloitte and Touche LLP, a professional services company. In addition, Since September 2012, Mr. Hanish has served on the Board of Directors of Omeros Corporation (Nasdaq:OMER), a biopharmaceutical company, and Chairs its Audit Committee. From 2007 to 2010, Mr. Hanish served as the Chairperson of the Financial Executives International Committee on Corporate Reporting and was on their SEC and Public Company Accounting Oversight Board ("PCAOB") subcommittees. In 2016, Mr. Hanish was inducted into the Financial Executives International Hall of Fame. From 2004 to 2008 and again in 2011 and 2012, Mr. Hanish was a member of the Standing Advisory Group of the PCAOB, a nonprofit audit oversight organization. Since 2010, Mr. Hanish has served on the Dean of the College of Businesses, Business Advisory Council and recently received the Distinguished Service Award from the college of business at the University of Cincinnati. Mr. Hanish earned a B.B.A. in Accounting from the University of Cincinnati and is a licensed CPA in Indiana and Ohio.
Our Board believes that Mr. Hanish is qualified to serve on the Board of Directors as a result of his experience in the pharmaceutical industry, as well as deep experience in accounting and public company financial matters.
William McVicar, Ph.D.
Dr. McVicar has served as a member of the Board since the completion of the reverse acquisition in July 2019. Prior to completion of the acquisition, Dr. McVicar served as a member of the board of directors of Flex Pharma since

August 2017, and served as its chief executive officer from July 2017 to July 2019. Dr. McVicar joined Flex Pharma in April 2017 as President of Research & Development. Prior to joining Flex Pharma, Dr. McVicar also serves as president and CEO of Neuromity Therapeutics, LLC since November 2021 and serves as Chief Operating Officer (acting) at Satellos Biosciences, Inc. since July 2020. Additionally, Dr. McVicar served as executive vice president of pharmaceutical development, chief scientific officer and president during his tenure at Inotek Pharmaceuticals Corporation from September 2007 to April 2017. Dr. McVicar also held various positions at Sepracor, Inc, Novartis AG and RPR Gencell, the Gene and Cell Therapy Division of Rhone Poulenc Rorer. Dr. McVicar earned his B.S. in Chemistry from the State University of New York College at Oneonta and his Ph.D. in Chemistry from the University of Vermont.
Our Board believes that Dr. McVicar is qualified to sit on the Board of Directors due to his over 30 years of biologic and drug development experience and his experience as a senior executive.
Board Diversity Matrix
The demographic makeup of our Board, as disclosed by the Board members themselves, is as follows as of May 1, 2023:

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	6	—	—
Two or More Races or Ethnicities	1	—	—	—
LGBTQ+	0
Did Not Disclose Demographic Background	0

Executive Officers
The following table shows information about our executive officers as of April 21, 2023:

Name	Age	Position
David J. Arthur	60	President, Chief Executive Officer and Director
Mark J. Rosenblum	69	Executive Vice President of Finance and Chief Financial Officer

The following presents biographical information for each of our executive officers in the table above, other than for Mr. Arthur, whose information is presented above.
Mark J. Rosenblum. Mr. Rosenblum has served as our Executive Vice President Finance and Chief Financial Officer since September 2019. Prior to September 2019, Mr. Rosenblum served as a financial consultant to us since February 2019. Prior to joining us, Mr. Rosenblum served as chairman, chief executive officer and a director of ActiveCare, Inc. (Nasdaq: ACAR), a healthcare company, from December 2017 to March 2019, which was sold to Biotelemetry, Inc (now Royal Philips (NYSE: PHG). Mr. Rosenblum worked as a financial consultant for various companies from 2014 to 2017. Prior to that, Mr. Rosenblum served as the chief financial officer of Advaxis, Inc. (Nasdaq: ADXS), a biotechnology company, from January 2010 to April 2014. From 1985 through 2003, Mr. Rosenblum was employed by Wellman, Inc., a global public chemical manufacturer, which was subsequently acquired by DAK Americas, serving in various capacities including chief accounting officer. Mr. Rosenblum holds both a Masters in Accountancy and a B.S. degree in Accounting from the University of South Carolina. Mr. Rosenblum began his career in 1977 with Haskins & Sells, CPA (currently known as Deloitte), was a licensed Certified Public Accountant for over 30 years, and is currently a member of the American Institute of Certified Public Accountants.

CORPORATE GOVERNANCE
Board of Directors
Our business and affairs are organized under the direction of the Board, which currently consists of seven members. Dr. McVicar currently serves as the Chair of our Board and Dr. Lammers serves as the Board’s lead independent director. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets on a regular basis and additionally as required.
Director Independence
The Nasdaq Listing Rules generally require that a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by its board of directors. The Board of Directors consults with the Company’s counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director and director nominee. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that five of our current directors, including Ms. Burleson, Mr. Hanish, Dr. Lammers, Dr. McCreedy and Mr. Lieber, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. Following the Annual Meeting, if our Class II director nominees are elected, five of our seven directors will be deemed to be independent under the applicable rules and regulations of the SEC and listing requirements of Nasdaq.
Our Board of Directors has determined that Mr. Arthur, by virtue of his position as our Chief Executive Officer, and Dr. McVicar, by virtue of his position as Chief Executive Officer of Flex Pharma, Inc., are not independent under the applicable rules and regulations of the SEC and Nasdaq Listing Rules. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Board Leadership Structure
Our Bylaws provide that if a chair of the Board of Directors is appointed, that person will preside at all meetings of the Board of Directors at which they are present. Currently, the position of chair of our Board of Directors is filled by Dr. McVicar.
Additionally, we currently have a lead independent director whose responsibilities include to preside over periodic meetings of our independent directors and perform such additional duties as the Board of Directors may otherwise determine and delegate. We believe that the lead independent director can help ensure the effective independent functioning of the Board of Directors in its oversight responsibilities.
The Board of Directors periodically reviews its leadership structure and developments in the area of corporate governance to ensure that this approach continues to strike the appropriate balance for the Company and our stockholders.
Ant-Hedging Policy; Policy on Pledging
We have an insider trading policy that sets forth guidelines and restrictions applicable to transactions involving our stock by our directors, officers and employees. Among other things, this policy prohibits our directors, officers and employees from engaging in purchases or sales of puts, calls, options or other derivative securities based on the Company’s securities. These hedging transactions are prohibited because they would allow directors, officers and employees to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, their interests and the interests of the Company and its stockholders may be misaligned and may signal a message to the trading market that may not be in the best interests of the Company and its stockholders at the time it is conveyed. The insider trading policy also prohibits directors and officers from engaging in short sales of the Company’s securities.
Role of our Board of Directors in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee also assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.
Committees of the Board
Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board has adopted a charter for each of these committees, each of which complies with the applicable requirements of current Nasdaq rules. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on the investor relations portion of our website at http://investors.salariuspharma.com/corporate-governance/highlights.
Audit Committee
The Audit Committee currently consists of Ms. Burleson, Mr. Hanish, and Mr. Lieber. Mr. Hanish serves as the chair of our Audit Committee. The Board of Directors has determined that each of the members of the Audit

Committee satisfies Nasdaq and SEC independence requirements. The Board of Directors has determined that Mr. Hanish qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, the Board of Directors has considered Mr. Hanish’s business background and previous experience. Both our independent registered public accounting firm and management periodically meet with the Audit Committee.
The functions of this committee include, among other things:
•selecting, on behalf of the Board of Directors, an independent public accounting firm to audit our financial statements;
•reviewing our financial reporting processes and disclosure controls;
•discussing with the independent auditors their independence, reviews and discusses our audited financial statements with the independent auditors and management;
•recommending to the Board of Directors whether the audited financials should be included our annual reports to be filed with the SEC;
•overseeing management’s identification, evaluation, and mitigation of major risks to the Company;
•reviewing and considering “related person transactions” under our Related Person Transaction Policy; and
•reviewing any proposed waiver of our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers and making recommendations to the Board of Directors with respect to the disposition of any proposed waiver.
We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and all applicable SEC rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Compensation Committee
Our Compensation Committee currently consists of Ms. Burleson, Mr. Hanish, and Dr. Lammers. Dr. Lammers serves as the chair of our Compensation Committee. The Board of Directors has determined that each of the members of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Additionally, the Board has determined that each of the members of the Compensation Committee satisfies Nasdaq and SEC independence requirements.
The functions of this committee include, among other things:
•reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•reviewing and approving the compensation and other terms of employment of our executive officers;
•reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
•making recommendations to our Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by our Board;
•reviewing and making recommendations to our Board regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
•approving equity compensation plans and the grant of equity awards not subject to stockholder approval under applicable listing standards;
•overseeing the administration of our employee benefit plans;
•reviewing and assessing the independence of compensation consultants, legal counsel, and other advisors as required by Section 10C of the Exchange Act;
•reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections, indemnification agreements, and any other material arrangements for our executive officers;
•reviewing with management our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
•monitoring our compliance with the requirements under the Sarbanes-Oxley Act relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefit;
•preparing an annual report on executive compensation that the SEC requires in our annual proxy statement; and
•reviewing and evaluating on an annual basis the performance of the Compensation Committee and recommending such changes as deemed necessary with our Board.
We believe that the composition and functioning of our Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Ms. Burleson, Dr. McCreedy and Mr. Lieber. Ms. Burleson serves as the chair of our Nominating and Corporate Governance Committee. The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies Nasdaq and SEC independence requirements. The functions of this committee include, among other things:
•identifying, reviewing, and making recommendations of candidates to serve on our Board;
•evaluating the performance of our Board, committees of the Board, and individual directors and determining whether continued service on our board is appropriate;
•establishing procedures for nominations by stockholders of candidates for election to the Board;
•evaluating nominations by stockholders of candidates for election to the Board;
•overseeing the self-evaluation process of the Board and each of its committees;
•evaluating the current size, composition, and organization of our Board and its committees and making recommendations to our Board for approvals;
•developing a set of corporate governance policies and principles and recommending to our Board any changes to such policies and principles;
•reviewing issues and developments related to corporate governance and identifying and bringing to the attention of our Board current and emerging corporate governance trends; and
•reviewing periodically the Nominating and Corporate Governance Committee charter, structure, and membership requirements and recommending any proposed changes to our Board, including undertaking an annual review of its own performance.
We believe that the composition and functioning of our Nominating and Corporate Governance Committee complies with all applicable requirements of the Sarbanes-Oxley Act and all applicable SEC and Nasdaq rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.
Board and Committee Meeting Attendance
In 2022, our Board held four meetings. Each of our directors attended at least 75% of the aggregate number of meetings of our Board and meetings of any committee of which he or she was a member, which were held during the time in which he or she was a director or a committee member, as applicable. Our non-management directors meet in regularly scheduled sessions without the presence of management in executive sessions. The lead independent director presides over each such executive session. Our Audit Committee held four meetings, our Nominating and Corporate Governance Committee held one meeting, and our Compensation Committee held one meeting in 2022. Directors are encouraged to attend our annual meeting of stockholders, either via webcast or telephonically.

Code of Ethics
The Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers, and directors. The Code of Conduct is available on our website at www.salariuspharma.com. Information contained on or accessible through our website is not a part of this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only. The Nominating and Corporate Governance Committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website.
We also implemented whistleblower procedures that establish formal protocols for receiving and handling complaints from employees. Any concerns regarding accounting or auditing matters reported under these procedures will be communicated promptly to our Audit Committee.
Director Nominations
Our Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. Our Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to our Board for nomination or election.
Director Criteria. Our Nominating and Corporate Governance Committee has a policy regarding consideration of director candidates recommended by stockholders. Our Nominating and Corporate Governance Committee reviews suggestions for director candidates recommended by stockholders and considers such candidates for recommendation based upon an appropriate balance of knowledge, experience, and capability. In addition to considering an appropriate balance of knowledge, experience, and capability, our Board has as an objective that its membership be composed of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, genders, and ethnicities. Our Nominating and Corporate Governance Committee selects director candidates based on the candidate possessing relevant market and technological expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, diversity, potential for long-term contribution to the Company’s business, and having the commitment and vision to rigorously represent the long-term interests of the Company’s stockholders. Our Nominating and Corporate Governance Committee believes it is appropriate for a majority of the members of our Board to meet the definition of “independent director” under the Nasdaq rules. Our Nominating and Corporate Governance Committee also believes it appropriate for our Chief Executive Officer to participate as a member of our Board.
Prior to each annual meeting of stockholders, our Nominating and Corporate Governance Committee first identifies nominees by reviewing the current directors whose terms expire at the annual meeting of stockholders and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of our Board, with respect to the particular talents and experience of its directors. If a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to nominate the director, or a vacancy is created on our Board as a result of a resignation, an increase in the size of our Board or other event, the Nominating and Corporate Governance Committee will consider various candidates for Board membership, including those suggested by members of the Nominating and Corporate Governance Committee, by other members of our Board, by any executive search firm engaged by the Nominating and Corporate Governance Committee, and by stockholders. A stockholder who wishes to suggest a prospective nominee for our Board should notify our Secretary, any member of the Nominating and Corporate Governance Committee, or the persons referenced below in “Communications with our Board of Directors” in writing with any supporting material the stockholder considers appropriate.
Stockholder Nominees. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to our Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder’s notice not more than 120 days nor less than 90 days prior to the anniversary of the previous year’s proxy statement provided in connection with the previous year’s annual meeting of stockholders. Information required by our Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. Suite X, Houston, TX 77021. You can obtain a copy of our Bylaws by writing to the Secretary at this address.
Meetings of Our Independent Directors and Communications with our Board of Directors
During meetings of the Board, the independent directors meet regularly in an executive session without management or management directors present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors. The lead independent director presides over the executive sessions as determined by the independent directors at each meeting. Our Board recommends that stockholders and other interested parties initiate communications with our Board, the independent directors, the Chair, or any committee of our Board in writing to the attention of our Secretary, Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd. Suite X, Houston, TX 77021. This process will assist our Board in reviewing and responding to stockholder communications in an appropriate manner. Our Board has instructed our Secretary to review such correspondence and, at his discretion, not to forward items if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations, or advertisements.

2022 Director Compensation
The following table sets forth the compensation to our non-employee directors that was paid or accrued by us in 2022 pursuant to the non-employee director compensation policy described below.

Name(1)	Fees Earned or Paid in Cash(2)	Option Awards (3)	Total
Tess Burleson	$59,375	$12,166	$71,541
Arnold C. Hanish	$61,250	$12,166	$73,416
Paul Lammers	$72,875	$12,166	$85,041
Jonathan Lieber	$49,000	$12,166	$61,166
Bruce J. McCreedy	$37,500	$12,166	$49,666
William K. McVicar	$73,750	$12,166	$85,916
(1)     Mr. Arthur is not included in this table as he is our chief executive officer and receives no extra compensation for his service as a director. The compensation received by Mr. Arthur in his capacity as our chief executive officer is set forth below in the 2022 Summary Compensation Table.
(2)    The amounts listed in this column represent the retainer paid to each director for their service on the board and any committees on which they served during 2022.
(3) We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022, for the assumptions used in such valuation.

Compensation Arrangements
Our non-employee director compensation is comprised of cash compensation and equity compensation. Further, we reimburse all of our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and committees of the Board.
Generally, our Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices only upon the recommendation of the Compensation Committee, and discussion and approval by the Board.
Our Board, following the Compensation Committee’s recommendation, has approved the compensation of our non-employee directors, as described below. The compensation of our non-employee directors remains the same as it was in 2022. The Compensation Committee believes that our non-employee director compensation remains aligned with director compensation practices at our peer companies while considering the ongoing cash constraints of the Company.

Cash Compensation
Our non-employee director cash compensation policy provides that non-employee directors receive a $40,000 annual retainer, with an additional $20,000 annual retainer for the lead independent director, an additional $40,000 annual retainer for the chair of the Board, and the following additional retainers for committee services:

Committee	Chair	Member
	2022	2022
Compensation Committee	$13,500	$5,000
Nominating and Corporate Governance Committee	$10,000	$4,000
Audit Committee	$20,000	$7,500
Outstanding Equity Awards
The following table provides information regarding the aggregate number of shares subject to outstanding stock options held by non-employee directors as of December 31, 2022:

Name	Number of Shares Subject to Outstanding Stock Options
Tess Burleson	2,760
Arnold C. Hanish	2,760
Paul Lammers	2,760
Jonathan Lieber	2,520
Bruce J. McCreedy	2,760
William K. McVicar	2,760

EXECUTIVE COMPENSATION
Our “named executive officers” for the year ended December 31, 2022, were:
•David J. Arthur, our President and Chief Executive Officer; and
•Mark J. Rosenblum, our Executive Vice President of Finance and Chief Financial Officer.
Investors are encouraged to read the compensation discussion below under “Narrative Disclosure to Summary Compensation Table” in conjunction with the summary compensation tables and related notes.
Summary Compensation Table
The following table sets forth compensation for services rendered in all capacities to us for the years ended December 31, 2022, and 2021 for our named executive officers.

Name and Principal Position	Year	Salary	Bonus		Non-Equity Incentive Plan Compensation		Option Awards(1)	All Other Compensation		Total
David J. Arthur President and Chief Executive Officer	2022	$500,000	$0		$217,375	(2)	$211,448	$12,200	(3)	$941,023
	2021	$378,750	$0		$181,800	(4)	$0	$116,205	(5)	$676,755
Mark J. Rosenblum Executive Vice President, Finance and Chief Financial Officer	2022	$300,000	$0		$97,775	(6)	$84,579	$12,200	(3)	$494,554
	2021	$278,360	$53,000	(7)	$99,374	(8)	$0	$11,275	(3)	$442,010
(1)We estimated the grant date fair value of stock options using the Black-Scholes option-pricing model computed in accordance with FASB ASC Topic 718. See Note 8 to our financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022, respectively for the assumptions used in such valuation.
(2)Amount shown represents the 2022 annual bonus paid to Mr. Arthur in 2023 which consisted of (i) a cash amount equal to $184,771 and (ii) 14,300 shares of common stock paid in lieu of cash which shares were valued at $32,604.
(3)Amount shown represents matching contribution by the Company pursuant to its 401(k) plan.
(4)Amount shown represents the 2021 annual bonus paid to Mr. Arthur in 2022 which consisted of (i) a cash amount equal to $127,260 and (ii) 5,579 shares of common stock paid in lieu of cash which shares were valued at $54,540.
(5)Amount shown represents (i) $11,600 in matching contribution by the Company pursuant to its 401(k) plan and (ii) $104,605 relocation allowance paid in 2021.

(6)Amount shown represents the 2022 annual bonus paid to Mr. Rosenblum in 2023 which consisted of (i) a cash amount equal to $83,110 and (ii) 6,432 shares of common stock paid in lieu of cash which shares were valued at $14,665.
(7)Amount shown represents a onetime discretionary bonus equal to $53,000 for services rendered in our 2021 fiscal year.
(8)Amount shown represents the 2021 annual bonus paid to Mr. Rosenblum in 2022 which consisted of (i) a cash amount equal to $69,562 and (ii) 3,050 shares of common stock paid in lieu of cash which shares were valued at $29,812;
Narrative Disclosure to Summary Compensation Table
In the process of determining compensation for our named executive officers, the Compensation Committee considers the current financial position of the Company, the strategic goals of the Company, and the performance of each of our named executive officers. The Compensation Committee previously engaged FW Cooke to perform an independent compensation review and to provide compensation research, analysis and recommendations. In addition, from time to time, the Compensation Committee considers the various components (described below) of our compensation program for executives in relation to compensation paid by other public companies, compensation data, their historical review of all executive officer compensation, and recommendations from our Chief Executive Officer (other than for his own salary). The Compensation Committee has the sole authority to select, compensate and terminate its external advisors.
The Compensation Committee utilizes the following components of compensation (described further below) to strike an appropriate balance between promoting sustainable and excellent performance and discouraging any excessive risk-taking behavior:

•Base Salary;
•Non-equity incentive plan compensation;
•Annual long-term equity compensation;
•Personal benefits and perquisites; and
•Acceleration and severance agreements tied to changes in control of the Company.
Base Salaries
Our named executive officers receive base salaries as set forth in their respective employment agreements. Each named executive officer is eligible for annual raises subject to review and approval of the Compensation Committee. In December 2022, the Compensation Committee of the Board approved, and the Board ratified, Mr. Arthur’s base salary of $500,000. Mr. Rosenblum’s base salary was increased to $330,000, which became effective on January 1, 2023.
Non-Equity Incentive Plan Compensation

Target bonuses are reviewed annually and established as a percentage of the executives’ base salaries, generally based upon seniority of the officer and targeted at or near the median of the peer group (with reference to our corporate compensation philosophy) and relevant survey data. Each year, the Compensation Committee establishes corporate and individual objectives and respective target percentages, taking into account recommendations from our Chief Executive Officer as it relates to executive positions other than the Chief Executive Officer’s compensation. Our Chief Executive Officer’s target bonus is set by the Compensation Committee to align entirely with our overall corporate objectives. At the end of each fiscal year-end, our Chief Executive Officer provides the Compensation Committee with a written evaluation showing actual performance as compared to corporate and/or individual objectives, and the Compensation Committee uses that information, along with the overall corporate performance, to determine what percentage of each executive’s bonus target will be paid out as a bonus for that year. Overall, the Compensation Committee seeks to establish the corporate and individual functional goals to be highly challenging yet attainable.
Mr. Arthur’s and Mr. Rosenblum’s target bonus’ for both 2022 and 2021 as a percentage of base salary was 50% and 35% respectively.
For our 2022 fiscal year, the general corporate goals approved by the Board (upon recommendation of the Compensation Committee for purposes of executive compensation) were determined by the Compensation Committee to have been achieved at a level resulting in 74.0% of the target bonus amount payable to our Chief Executive Officer, Mr. Arthur, and 79.25% of the target bonus amount payable to Chief Financial Officer, Mr. Rosenblum. In setting the bonus amounts for our 2022 fiscal year, our Compensation Committee approved a framework whereby the employees (including our named executive officers) may elect to receive common stock in lieu of 15% of their overall bonus. Each employee making such election had their 2022 annual bonus increased by 17.5% (such amount, the “Grossed-up Bonus”) with such bonus being paid as followed: (i) a number of shares of our common stock equal to (a) 15% of the Grossed-up Bonus, divided by (ii) the closing stock price of our common stock on February 13 , 2023; and (ii) the remainder of the Grossed-up Bonus paid in cash. In accordance with this framework, Mr. Arthur received $184,771 in cash and 14,300 shares of our common stock (in lieu of $32,604) and Mr. Rosenblum received $83,110 in cash and 6,432 shares of our common stock (in lieu of $14,665) for their respective 2022 annual bonuses.
For our 2021 fiscal year, the general corporate goals approved by the Board (upon recommendation of the Compensation Committee for purposes of executive compensation) were determined by the Compensation Committee to have been achieved at a level resulting in 72% of the target bonus amount payable to our Chief Executive Officer, Mr. Arthur, and 76.5% of the target bonus amount payable to Chief Financial Officer, Mr. Rosenblum. In setting the bonus amounts for our 2021 fiscal year, our Compensation Committee approved a framework whereby the employees (including our named executive officers) may elect to receive common stock in lieu of 30% of their overall bonus. Each employee making such election had their 2021 annual bonus increased by 33% (such amount, the “Grossed-up Bonus”) with such bonus being paid as followed: (i) a number of shares of our common stock equal to (a) 30% of the Grossed-up Bonus, divided by (ii) the closing stock price of our common stock on March 3 , 2022; and (ii) the remainder of the Grossed-up Bonus paid in cash. In accordance with this framework, Mr. Arthur received $127,260 in cash and 139,488 shares of our common stock (in lieu of $54,540) and

Mr. Rosenblum received $69,562 in cash and 76,246 shares of our common stock (in lieu of $29,812) for their respective 2021 annual bonuses.
All 2022 and 2021 cash bonus and shares in lieu of cash bonus described above are reflected in the “2022 Summary Compensation” table above under the column titled “Non Equity Incentive Plan Compensation"
The target bonus (as a percentage of base salary) for Mr. Arthur for fiscal year 2023 remains unchanged from the 2022 target bonus described above. The target bonus for Mr. Rosenblum for fiscal year 2023 remains unchanged from the 2022 target bonus described above.
Long-Term Equity Compensation
We designed our long-term equity grant program to further align the interests of our executives with those of our stockholders and to reward the executives’ longer-term performance. Historically, the Compensation Committee has granted stock options, although from time-to-time, to further increase the emphasis on compensation tied to performance, the Compensation Committee may grant other equity awards as allowed by the Salarius Pharmaceuticals 2015 Equity Incentive Plan. The Compensation Committee may grant stock options, restricted stock, restricted stock units and similar equity awards permitted under our plans based on its judgment as to whether the complete compensation packages to our executives, including prior equity awards, are appropriate and sufficient to retain and incentivize the executives and whether the grants balance long-term versus short-term compensation. The Compensation Committee also considers our overall performance as well as the individual performance of each of our named executive officers, the potential dilutive effect of restricted stock awards, the dilutive and overhang effect of the equity awards, and recommendations from the Chief Executive Officer (other than with respect to his own equity awards).
Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant.
For the years ended December 31, 2022, and 2021, our Chief Executive Officer was awarded 20,000 and zero stock options, respectively, and our Chief Financial Officer was awarded 8,000 and zero stock options , respectively. See below under “Outstanding Equity Awards at December 31, 2022” for more information.
Personal Benefits and Perquisites
All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, short-term and long-term disability insurance, flexible spending accounts, 401(k), and an Employee Stock Purchase Program. These plans are available to all full-time employees. In keeping with our philosophy to provide total compensation that is competitive within our industry, we offer limited personal benefits and perquisites to executive officers. You can find more information on the amounts paid for these perquisites to or on behalf of our named executive officers in our 2022 Summary Compensation Table.
Nonqualified Deferred Compensation

None of our named executive officers participates in or has account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Outstanding Equity Awards
The following table presents certain information concerning equity awards held by our named executive officers as of December 31, 2022:

Name	Option Grant Date	Number of securities underlying unexercised options that are exercisable	Number of securities underlying unexercised options that are unexercisable	Option exercise Price	Option expiration date
David J. Arthur	9/10/2019	975	225(1)	$200	9/10/2029
	3/23/2020	1,650	750(1)	$15.25	3/22/2030
	7/14/2020	8,206	5,377(2)	$33.00	7/13/2030
	12/2/2020	5,500	5,500(2)	$18.50	12/1/2030
	1/20/2022	0	20,000(2)	$12.00	1/19/2032

Mark J. Rosenblum	9/10/2019	618	143(1)	$200	9/10/2029
	3/23/2020	825	375(1)	$15.25	3/22/2030
	7/14/2020	1207	791(2)	$33.00	7/13/2030
	12/2/2020	1,600	1,600(2)	$18.50	12/1/2030
	1/20/2022	0	8,000(2)	$12.00	1/19/2032

(1)Represents options of which 25% will become exercisable on the one-year anniversary with the remainder becoming exercisable in equal 1/12th installments on the last day of each calendar quarter thereafter.
(2)Represents options of which 25% will become exercisable on the one-year anniversary with the remainder becoming exercisable in equal 1/36th installments on the last day of each calendar month thereafter.
Employment Agreements
Below are descriptions of the employment agreements with our named executive officers. The agreements with our current executive officers generally provide for at-will employment and set forth the executive officer’s initial base salary and eligibility for employee benefits. Furthermore, each of our executive officers has executed a form of our standard proprietary information and inventions assignment agreement.

David J. Arthur
We are party to that certain Amended and Restated Executive Employment Agreement with David J. Arthur, our Chief Executive Officer (the “Arthur Agreement”). Mr. Arthur is also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our executives from time to time. Mr. Arthur’s employment agreement also contains a non-compete provision for a period of one year following the termination of his employment agreement, under which Mr. Arthur may not perform services for another entity in the specific area of the Company’s development or recruit or solicit our employees or other service providers. In July 2020, the Compensation Committee of the Board approved an increase in Mr. Arthur’s base salary to $365,000 which increase became effective immediately. In December 2020, the Compensation Committee of the Board approved an increase in Mr. Arthur’s base salary to $380,000, which increase became effective February 1, 2021. In December 2021 Mr. Arthur’s base salary was increased to $500,000, which increase became effective January 1, 2022.
Mark J. Rosenblum
On April 24, 2020, we entered into an Executive Employment Agreement with Mark J. Rosenblum, its Executive Vice President of Finance and Chief Financial Officer (the “Rosenblum Agreement”). Under the Rosenblum Agreement, Mr. Rosenblum was originally entitled to an annual base salary of $265,000. Mr. Rosenblum is also eligible to participate in, subject to applicable eligibility requirements, all of our benefits plans and fringe benefits and programs that may be provided to our executives from time to time. In February 2021, Mr. Rosenblum’s base salary was increased to $279,575, which increase became effective February 1, 2021. In December 2021 Mr. Rosenblum’s base salary was increased to $300,000, which increase became effective January 1, 2022. In November 2022 Mr. Rosenblum’s base salary was increased to $330,000, which increase became effective January 1, 2023.
Additional Narrative Disclosure: Termination-Based Compensation
Both the Arthur Agreement and the Rosenblum Agreement (the “Employment Agreements”) provide that, so long as the applicable executive executes a release and settlement agreement with the Company, and subject to applicable withholdings, he would be entitled to receive a cash severance and an amount for premium payments under COBRA. Under the Arthur Agreement, the cash severance is equal to 12 months and if Mr. Arthur elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, we will pay Mr. Arthur an amount equal to the 12 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). Under the Rosenblum Agreement, the cash severance is equal to 9 months and if Mr. Rosenblum elects continuation coverage under COBRA or state law equivalent or enrollment in an individual marketplace, we will pay him an amount equal to the 9 months’ worth of total premium payments (or until the date the executive secures reasonably comparable coverage with another employer, if sooner). These payments to Mr. Arthur and Mr. Rosenblum are required to be made upon the following termination events:
•In the event we or a successor entity terminates the executive’s employment for any reason other than a termination for Cause, or in connection with death, a permanent disability, or our dissolution; and

•In the event that, within the 18-month period following a Change in Control of the Company or a successor entity terminates the executive’s employment for any reason other than a termination for Cause or in connection with death, a permanent disability, or the Company’s dissolution, or if the executive terminates his employment for Good Reason.
The following definitions have been adopted in the Employment Agreements:
“for Cause” shall be determined by the board of managers by a majority vote (not including such employee with respect to an event related to him) and shall mean:
•any material breach, which is not cured within 30 days after written notice thereof, of the terms of the applicable Employment Agreement by the executive, or the failure of the executive to diligently and properly perform his duties, or the executive’s failure to achieve the objectives specified by the board of managers;
•the executive’s misappropriation or unauthorized use of the tangible or intangible property of the Company, or any other similar agreement regarding confidentiality, intellectual property rights, non-competition or non-solicitation;
•any material failure to comply with company policies or any other policies and/or directives of the board of managers, which failure is not cured within 30 days after written notice thereof, provided that no cure period is available for a failure to comply with policies related to harassment, unlawful discrimination, retaliation or workplace violence;
•the executive’s use of illegal drugs or any illegal substance, or alcohol in any manner that materially interferes with the performance of his duties under the applicable Employment Agreement;
•any dishonest or illegal action (including, without limitation, embezzlement) or any other action by the executive which is materially detrimental to the interest and well-being of the Company, including, without limitation, harm to its reputation;
•the executive’s failure to fully disclose to us any material conflict of interest he may have in a transaction between the Company and any third party which is materially detrimental to the interest and well-being of the Company; or
•any adverse action or omission by the executive which would be required to be disclosed pursuant to public securities laws or which would limit the ability of us or our affiliates to sell securities under any Federal or state law or which would disqualify us or our affiliates from any exemption otherwise available to it.
“Good Reason” means the occurrence of any of the following actions taken by us without the executive’s consent, but only if (a) the executive informs us within 90 days of its occurrence that an event constituting Good Reason has occurred (b) we fail to cure the event within 90 days of such notice, and (c) the executive terminates his employment within 6 months of the initial occurrence:

•for a period of twelve months immediately following a Change of Control, or the “Post-COC Period”, his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position (Chief Officer of the company in some significant policy making or implementing capacity); and as to Mr. Rosenblum, if at any time his salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced or diminished to less than an executive “C” level position;
•any time after the Post-COC Period, the executive’s salary, bonus or equity are reduced or diminished, or his duties and responsibilities or position are reduced when compared to his duties and responsibilities immediately prior to Change of Control;
•we materially breach our obligations under the applicable Employment Agreement; or
•the executive is required to relocate by more than 50 miles outside the extraterritorial jurisdiction of Houston, Texas.
“Change in Control” means (i) a financing transaction or any transaction designed to raise money for our continuing operations or any sale, exchange, transfer, or issuance, or related series of sales, exchanges, transfers, or issuances, of our equity units by us or any holder thereof, in which the holders of our equity units immediately prior to such transaction or event no longer hold beneficial ownership of at least fifty percent (50%) of our outstanding equity units immediately after any such transaction or event; or (ii) a significant transaction involving the out-licensing of our lead clinical asset, a sale of substantially all of our assets, or our liquidation or dissolution.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act), we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Pay Versus Performance Table

Fiscal Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(2)(3)	Summary Compensation Table Totals for non-PEO NEOs(1)	Compensation Actually Paid to non-PEO NEO(2)(3)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return	Net Loss (in millions)
2022	$941,023	$609,104	$494,554	$383,431	$6.73	$31.60
2021	$676,755	$429,879	$442,010	$383,046	$54.46	$12.80
(1) The PEO for 2022 and 2021 is David Arthur. The Non-PEO NEO for whom the average compensation is presented in the table for 2022 and 2021 is Mark Rosenblum.

(2) The amounts shown as Compensation Actually Paid ("CAP") have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s PEO and Non-PEO NEO. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.
(3) CAP reflects the exclusions and inclusions for the PEO and the Non-PEO NEO set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from Summ. Comp. Table” columns below, represent the stock awards and option awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine CAP are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the PEO or the Non-PEO NEO in 2021 or 2022. Equity values are calculated in accordance with ASC Topic 718.

Year	Summary Comp. Table Total for PEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Equity Value of Unvested Awards Granted During Year	Plus Change in Value of Unvested Awards Granted in Prior Years	Plus Value of Awards Granted and Vested During Year	Plus Change in Value of Prior Years’ Awards Vested During Year	Comp. Actually Paid to PEO
2022	$941,023	$211,448	$20,526	($101,823)	$0	($39,174)	$609,104
2021	$676,755	$0	$0	($207,510)	$0	($39,366)	$429,879

Year	Summary Comp. Table Total for Other NEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Equity Value of Unvested Awards Granted During Year	Plus Change in Value of Unvested Awards Granted in Prior Years	Plus Value of Awards Granted and Vested During Year	Plus Change in Value of Prior Years’ Awards Vested During Year	Comp. Actually Paid to Other NEO
2022	$494,554	$84,579	$8,210	($24,959)	$0	$(9,795)	$383,431
2021	$442,010	$0	$0	$(51,189)	$0	$(7,775)	$383,046
Pay Versus Performance Narrative Disclosure
In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table on CAP and each of total shareholder return (“TSR”) and net loss.

We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above in the section of Summary Compensation Tables and Employment Agreements, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

With respect to net income, specifically, because we are not a commercial-stage company, we did not have any revenue during the periods presented, other than revenue associated with grants. Consequently, our company does not consider net loss as a performance measure for our executive compensation program. In 2022, our net loss increased from 2021, which was primarily due to increases in research and development expenses and one-time non-cash goodwill impairment loss.

The following graph illustrates the relationship during 2021-2022 of the CAP for our PEO and non-PEO NEO as calculated pursuant to SEC rules to our TSR assuming a $100 investment in our stock on December 31, 2020.
The following graph illustrates the relationship during 2021-2022 of the CAP for our CEO and other NEOs as calculated pursuant to SEC rules to our net loss.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2022:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Equity Stock Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders(1)	107,128	$23.67	47,232
Equity compensation plans not approved by stockholders	—	—	—
Total	107,128	$23.67	47,232
(1) Represents options outstanding that were issued or remain available under the 2015 Equity Incentive Plan and the 2015 Employee Stock Purchase Plan. The number of shares of our common stock authorized under the 2015 Equity Incentive Plan automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to 4% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve under the 2015 Equity Incentive Plan for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. The number of shares of our common stock authorized under the 2015 Employee Stock Purchase Plan automatically increases on January 1st of each year for up to 10 years, in an amount equal to the lesser of (i) 1% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year, and (ii) 4,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve under the 2015 Employee Stock Purchase Plan for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of common stock than would otherwise occur.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of April 21, 2023 regarding the number of shares of common stock and the percentage of common stock, beneficially owned by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers; and
•all our current executive officers and directors as a group.
The percentage ownership is based on 2,468,915 shares of common stock outstanding on April 21, 2023. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or other securities that are either immediately exercisable or exercisable or vest within 60 days of April 21, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants, or securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Salarius Pharmaceuticals, Inc., 2450 Holcombe Blvd., Suite X, Houston, TX 77021.

	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding cla

Named Executive Officers and Directors:

David J. Arthur (1)	75,004	3.0%
Mark J. Rosenblum (2)	29,430	1.2%
Tess Burleson(3)	5,656	*
Arnold C. Hanish(4)	6,228	*
Jonathan Lieber(5)	5,460	*
Paul Lammers(6)	4,478	*
Bruce J. McCreedy(7)	4,896	*
William K McVicar(8)	5,958	*
All current executive officers and directors as a group (8 persons) (9)	137,110	5.5%

*     Represents beneficial ownership of less than 1%.
(1)Represents (i) 49,135 shares of common stock, (ii) 25,782 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023 and (iii) 87 warrants to purchase shares of common stock.
(2)Represents (i) 21,851 shares of common stock and (ii) 7,579 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023.
(3)Includes (i) 2,722 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023, and (iii) 174 warrants to purchase shares of common stock.
(4)Includes (i) 3,294 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023, and (iii) 174 warrants to purchase shares common stock.
(5)Includes (i) 2,940 shares of common stock, (ii)2,520 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023.
(6)Includes (i) 1,718 shares of common stock and (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023.
(7)Includes (i) 1,788 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of April 21, 2022, and (iii) 348 warrants to purchase shares of common stock.
(8)Includes (i) 2,850 shares of common stock, (ii) 2,760 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023, and (iii) 348 warrants to purchase shares of common stock.
(9)Includes (i) 86,299 shares of common stock, (ii)49,681 shares of common stock subject to options that are exercisable within 60 days of April 21, 2023, and (iii) 1,131 warrants to purchase shares of common stock that are held by our executive officers and directors as a group.

CERTAIN RELATED-PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change of control, and other arrangements, which are described under “Executive Compensation.”
DeuteRX Transaction
On January 12, 2022, we entered into an Acquisition and Strategic Collaboration Agreement (the “ASCA”), with DeuteRx, LLC, a Delaware limited liability company (the “DeuteRx”), pursuant to which DeuteRx agreed to sell, and we agreed to purchase certain assets of DeuteRx, including the development product previously referred to as DRX-164 (collectively, the “Purchased Assets”). Dr. McVicar, a member of our Board, serves as a consultant to DeuteRx and is employed by an affiliate of DeuteRx.
The Purchased Assets were purchased for an aggregate purchase price of $1,500,000 and the delivery of 40,000 shares of our common stock. We also agreed to pay to DeuteRx (i) milestone payments upon the occurrence of certain events and (ii) royalty payments.
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, require us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
Policies and Procedures for Transactions with Related Persons

We have adopted a written Related Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related person” has a material interest.
Transactions involving compensation for services provided to us as an employee, consultant, or director are not considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.
Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of the proposed transaction, must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we rely on information supplied by our executive officers, directors, and certain significant stockholders. In considering related person transactions, our Audit Committee considers the relevant available facts and circumstances, which may include, but not limited to:
•the risks, costs, and benefits to us;
•the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the terms of the transaction;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties.
Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests.

AUDIT COMMITTEE REPORT
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of Nasdaq and rules and regulations of the SEC. The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by the Company’s independent registered public accountants and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls as set forth in a written charter adopted by the Board, which is available on the Company’s website at http://www.salariuspharma.com. The composition and responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements. The Audit Committee reviews and assesses the adequacy of its charter and the Audit Committee’s performance on an annual basis.
The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accountants are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent registered public accountants. In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants.
The Audit Committee has discussed with the independent registered public accountants matters required to be discussed by Auditing Standard No. 1301, as adopted by the PCAOB and approved by the SEC. In addition, the independent registered public accountants provided to the Audit Committee the written disclosures and letter from the independent registered public accountants as required by applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and has discussed such accountants’ independence from the Company and its management.
The Audit Committee has discussed with management the procedures for selection of consultants and fully considered whether those services provided by the independent registered public accountants are compatible with maintaining such accountants’ independence. The Audit Committee has discussed with the Company’s management and its independent registered public accountants, with and without management present, their evaluations of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions with management and the independent registered public accountants referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
In additional, the Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm to audit our books, records and accounts and our subsidiaries for the fiscal year ending December 31, 2023.

Respectfully submitted,

Mr. Arnold C. Hanish, Chair
Ms. Tess Burleson
Mr. Jonathan Lieber

PROPOSAL 1

ELECTION OF DIRECTORS
Directors and Nominees
Our Board consists of seven (7) directors which are divided into three classes: Class I, Class II, and Class III. Each class has a three-year term.
Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated David Arthur, Bruce McCreedy and Jonathan Lieber as nominees for election as Class II directors at the Annual Meeting. If elected at the Annual Meeting, these directors would serve until the annual meeting of stockholders to be held in 2026 or until they resign, are removed, or their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by our Board to fill the vacancy.
Biographical information and the attributes, skills and experience of each nominee that led our Nominating and Corporate Governance Committee and Board to determine that such nominee should serve as a director are discussed in the “Directors and Executive Officers” section of this proxy statement and is incorporated into this section by reference.
Required Vote
Directors are elected by the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Further, if the majority of the votes cast for a director are marked “AGAINST” or “ABSTAIN” then notwithstanding the valid election of such director, the Bylaws stipulate that such director will voluntarily tender his or her resignation for consideration by our Nominating and Corporate Governance Committee. Our Board will determine whether to accept the resignation of such director, taking into account the recommendation of the Nominating and Corporate Governance Committee.
OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF DAVID ARTHUR, BRUCE MCCREEDY AND JONATHAN LIEBER AS CLASS II DIRECTORS OF THE COMPANY.

PROPOSAL 2
APPROVAL OF AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

Overview
On March 9, 2023, our Board of Directors approved the amendment and restatement of the Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan, as amended and restated (the “A&R ESPP”), subject to the approval of our stockholders at the Annual Meeting. The A&R ESPP, among other things, (i) reserves an additional 125,000 shares of our common stock for issuance thereunder, (ii)extends the term of the feature that automatically increases the share reserve annually until January 1, 2028, and (iii) increases the size of the automatic annual increase to an amount equal to the lesser of (a) 2% of the total number of shares of our capital stock outstanding on December 31st of the preceding calendar year and (b) 75,000 shares of common stock. The Board of Directors believes that these changes, including the increase in the number of shares available for pursuant under the A&R ESPP, will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.
Prior to the amendment and restatement, the annual increase in the number of shares authorized for issuance on January 1 of each year was equal to the lesser of (i) 1% of the outstanding shares on December 31st of the preceding calendar year, (ii) 4,000 shares, and (iii) any lesser number approved by our Board of Directors (the “evergreen provision”). Furthermore, the evergreen provision was scheduled to sunset following the annual increase on January 1, 2024.
The approval of the A&R ESPP will, among other things, extend the evergreen provision by four additional years, through January 1, 2028, and change the formula such that the share reserve will increase each January 1 from 2024 through 2028 by the least of (i) 2% of the outstanding shares on December 31st of the preceding calendar year, (ii) 75,000 shares, and (iii) any lesser number approved by our Board of Directors. Additionally, approval of this amendment and restatement of the A&R ESPP will provide a one-time 125,000 share increase to the A&R ESPP plus the number of shares of our commons tock remaining available for issuance under the A&R ESPP immediately prior to the approval by the Company’s stockholders of the A&R ESPP, which was 4,000 shares of our common stock as of April 21, 2023.
The current 4,000 annual fixed share limit represents less than 0.2% of the 2,468,297 outstanding common shares as of March 31, 2023. The one time increase of 125,000 represents an increase of approximately 5% of the outstanding shares as of March 31, 2023. The Board believes that providing an increased number of shares available for purchase under the ESPP will further align the interests of eligible employees with those of the Company’s stockholders. Since the last restatement in 2020, the ESPP has issued 12,726 shares or approximately 0.5% (one half of one percent) of the outstanding shares at March 31, 2023.
Under the A&R ESPP, shares of common stock will be available for purchase by eligible employees who elect to participate in the A&R ESPP. Eligible employees will be entitled to purchase, by means of payroll deductions, limited amounts of common stock during periodic offering periods. The Board believes that the ESPP will help the Company retain and motivate eligible employees and help further align the interests of eligible employees with those of the Company’s stockholders.
Purpose of the Request for Approval
The A&R ESPP is an important component of the overall compensation package we offer to our employees and our ability to attract and retain employees would be harmed if we could no longer offer shares of our common stock under the A&R ESPP. The amendment and restatement ensures that we will have a sufficient reserve of shares of common stock available under the A&R ESPP to provide eligible employees with the opportunity to acquire a stock ownership interest in the Company through participation in a payroll deduction-based employee stock purchase plan. As of March 31, 2023, there were approximately 4,000 shares available for issuance under the ESPP, which are not expected to be sufficient to satisfy our equity needs for future offerings under the ESPP. If this amendment and restatement is approved to increase the share limits and amend the evergreen provision, it is expected there will be sufficient shares available under the A&R ESPP for four to five years to satisfy our equity needs for offerings under the ESPP.
The A&R ESPP is broad-based and provides eligible employees the opportunity to acquire a stock ownership interest in the Company through periodic payroll deductions directly from eligible earnings that are applied towards the purchase of our shares of common stock at a discount from the then current market price. The A&R ESPP does not provide for discretionary grants.
If our stockholders do not approve this proposal, the amendment and restatement of the ESPP will not become effective and the ESPP will continue in its current form.
The purpose of the A&R ESPP is to provide a means for the Company’s eligible employees to purchase shares of our common stock, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the Company’s success. The rights to purchase shares of our common stock granted under the A&R ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the U.S. Internal Revenue Code (the “Code”).

Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the A&R ESPP, the Board considered the following principal factors:
•As of the Record Date, 4,004 shares remained available for purchase under the ESPP and the annual evergreen replenishment will likely remain at 4,000 shares unless the amended and restated ESPP is approved by shareholders. The evergreen provision will also expire as of January 1, 2024.

•The one-time increase of 125,000 shares represents only about 5% of the outstanding shares as of March 31, 2023, and employee stock purchases raise capital for the Company while further incentivizing Employees to increase shareholder value by increasing the share price.
•Employees may purchase up to the lesser of (i) $25,000 in Company stock and (maximum 15% of their eligible compensation, an Internal Revenue Service limit) , or (ii) a share limit established by the Board for any purchase date. The current evergreen provision limits the potential for employee purchases. Increasing the annual addition to the ESPP supports increased and continued employee stock purchases.
Summary Description of the A&R ESPP
The material features of the A&R ESPP, as amended and restated, are described below. The following summary of the principal features of the A&R ESPP is qualified in its entirety by reference to the A&R ESPP. A copy of the A&R ESPP has been filed with the SEC and is attached to this Proxy Statement as Appendix A. The Company’s stockholders should refer to the A&R ESPP for more complete and detailed information about the terms and conditions of the A&R ESPP.
Administration
The Board has the power to administer the A&R ESPP and may also delegate administration of the A&R ESPP to a committee comprised of one or more members of its Board of Directors. The Board has delegated concurrent authority to administer the A&R ESPP to its Compensation Committee, but may, at any time, revest in itself some or all of the power delegated to the committee. The Board and the Compensation Committee will each be considered to be a “Plan Administrator” for purposes of this proposal. The Plan Administrator has the final power to construe and interpret both the A&R ESPP and the rights granted under it. The Plan Administrator has the power, subject to the provisions of the A&R ESPP, to determine when and how rights to purchase our Common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary companies will be eligible to participate in the A&R ESPP.
Stock Subject to A&R ESPP
Subject to adjustment for specified changes in the Company’s capitalization, the maximum number of shares of our Common stock that may be issued under the A&R ESPP as amended and restated will not exceed 125,000 shares of Common Stock, plus the number of shares of our Common stock remaining available for issuance under the A&R ESPP immediately prior to the approval of the amendment and restatement by the Company’s stockholders, plus the number of shares of common stock that are automatically added on January 1st of each year from 2024 to 2028, equal to the least of (i) 2% of the outstanding shares on December 31st of the preceding calendar year, (ii) 75,000 shares, and (iii) any lesser number approved by our Board of Directors.
Offerings

The A&R ESPP is implemented by offerings of rights to purchase common stock to all eligible employees. The Plan Administrator determines the duration of each offering period, provided that in no event may an offering period exceed 27 months. The Plan Administrator may establish separate offerings which vary in terms (although not inconsistent with the provisions of the A&R ESPP or the requirements of applicable laws). Each offering period may have one or more purchase dates, as determined by the Plan Administrator prior to the commencement of the offering period. The Plan Administrator has the authority to alter the terms of an offering prior to the commencement of the offering period, including the duration of subsequent offering periods. When an eligible employee elects to join an offering period, he or she is granted a right to purchase shares of common stock on each purchase date within the offering period. On the purchase date, all contributions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations (which are described further below under “Eligibility”).
The Plan Administrator has the discretion to structure an offering so that if the fair market value of a share of common stock on any purchase date during the offering period is less than or equal to the fair market value of a share of common stock on the first day of the offering period, then that offering will terminate immediately following the purchase of shares of common stock on such purchase date, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.
Although the A&R ESPP is currently suspended due to the small number of available shares, previously, shares were offered under the A&R ESPP through a series of consecutive offering periods, each with a duration of 6 months. Offering periods generally commenced on May 4 and November 4 each year, and each consisted of a single 6-month purchase period. Subject to the approval of the A&R ESPP, we intend to resume offering periods on that schedule.
Eligibility
Any individual who is employed by the Company (or by any of its parent or subsidiary companies if such company is designated by the Plan Administrator as eligible to participate in the A&R ESPP) may participate in offerings under the A&R ESPP, provided such individual has been employed by the Company (or its parent or subsidiary, if applicable) for such continuous period preceding the first day of the offering period as the Plan Administrator may require, but in no event may the required period of continuous employment be equal to or greater than two years. Under our historical offering terms, eligible employees had to be employed for a continuous period of at least four weeks immediately prior to the start of an offering to participate in the offering. In addition, the Plan Administrator may provide that an employee will not be eligible to be granted purchase rights under the A&R ESPP unless such employee is customarily employed for more than 20 hours per week and five months per calendar year, which is our historical practice. The Plan Administrator may also provide in any offering that certain of the Company’s employees who are “highly compensated” as defined in the Code are not eligible to participate in the A&R ESPP.
No employee will be eligible to participate in the A&R ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s stock or of any of the Company’s parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) and 15% of their eligible compensation under all of the Company’s employee stock purchase plans and any employee stock purchase plans of the Company’s parent or subsidiary companies for each calendar year during which such rights are outstanding. As of April 21, 2023, approximately 12 employees were eligible to participate in offering periods under the A&R ESPP.
Participation in the A&R ESPP
An eligible employee may enroll in the A&R ESPP by delivering, prior to the date selected by the Plan Administrator as the beginning of an offering period, an agreement authorizing contributions which may not exceed the maximum amount specified by the Plan Administrator, but in any case which may not exceed 15% of such employee’s eligible earnings and $25,000 worth of common stock (determined based on the fair market value of the shares at the time such rights are granted) during the offering period. Under our historical offering terms, the maximum amount of each participant’s contributions may not exceed 15% of the participant’s eligible earnings and $25,000 worth of common stock during the offering period. Each participant will be granted a separate purchase right for each offering in which he or she participates. Unless an employee’s participation is discontinued, his or her purchase right is exercised automatically at the end of each purchase period at the applicable purchase price.
Purchase Price
The purchase price per share at which shares of Common stock are sold on each purchase date during an offering period will not be less than the lower of (i) 85% of the fair market value of a share of common stock on the first day of the offering period or (ii) 85% of the fair market value of a share of common stock on the purchase date. As of March 31, 2023, the closing price of the Company’s common stock as reported on The Nasdaq Capital Market was $1.91 per share.
Payment of Purchase Price; Payroll Deductions
The purchase of shares during an offering period generally will be funded by a participant’s payroll deductions accumulated during the offering period. A participant may change his or her rate of contributions, as determined by the Plan Administrator in the offering. All contributions made for a participant are credited to his or her account under the A&R ESPP and deposited with the Company’s general funds.
Purchase Limits
In connection with each offering made under the A&R ESPP, the Plan Administrator may specify (i) a maximum number of shares of common stock that may be purchased by any participant pursuant to such offering, (ii) a maximum number of shares of common stock that may be purchased by any participant on any purchase date pursuant to such offering, (iii) a maximum aggregate number of shares of Common stock that may be purchased by all participants pursuant to such offering, and/or (iv) a maximum aggregate number of shares of common stock that may be purchased by all participants on any purchase date pursuant to such offering. Following the stockholders’

approval of the amended and restated A&R ESPP, our intent is that initially no participant may purchase more than 15,000 shares on any purchase date under an offering, subject to the limit on the shares available under the A&R ESPP. If the aggregate purchase of shares of common stock issuable upon exercise of purchase rights granted under such offering would exceed any such maximum aggregate number, then the Plan Administrator will make a pro rata allocation of available shares in a uniform and equitable manner.
Withdrawal
Participants may withdraw from an offering by delivering a withdrawal form to the Company and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the Plan Administrator. Upon such withdrawal, the Company will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the A&R ESPP.
Termination of Employment
A participant’s rights under any offering under the A&R ESPP will terminate immediately if the participant either (i) is no longer employed by the Company or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, the Company will distribute to the participant his or her accumulated but unused contributions without interest.
Restrictions on Transfer
Rights granted under the A&R ESPP are not transferable except by will, by the laws of descent and distribution, or if permitted by the Company, by a beneficiary designation. During a participant’s lifetime, such rights may only be exercised by the participant.
Changes in Capitalization
In the event of certain changes in the Company’s capitalization, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the A&R ESPP; (ii) the class(es) and maximum number of securities by which the share reserve it to increase automatically each year; (iii) the class(es) and number of securities subject to, and the purchase price applicable to, outstanding offerings and purchase rights; and (iv) the class(es) and number of securities that are the subject of any purchase limits under each ongoing offering.
Effect of Certain Corporate Transactions
In the event of a corporate transaction (as defined in the A&R ESPP and described below), (i) any surviving or acquiring corporation (or its parent company) may assume or continue outstanding purchase rights granted under the A&R ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the corporate transaction) for such outstanding purchase rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such outstanding purchase rights or does not substitute similar rights for such outstanding purchase rights, then the participants’ accumulated contributions will be used to purchase shares of common stock within ten business days prior to the corporate transaction under such purchase rights, and such purchase rights will terminate immediately after such purchase.
For purposes of the A&R ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of the Company’s and its subsidiaries’ consolidated assets; (ii) a sale or other disposition of at least 90% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of its common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.
Duration, Amendment and Termination
The Plan Administrator may amend or terminate the A&R ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by the Company’s stockholders if such approval is required by applicable law or listing requirements.
Any outstanding purchase rights granted before an amendment or termination of the A&R ESPP will not be materially impaired by any such amendment or termination, except (i) with the consent of the employee to whom such purchase rights were granted, (ii) as necessary to comply with applicable laws, listing requirements or governmental regulations (including Section 423 of the Code), or (iii) as necessary to obtain or maintain favorable tax, listing or regulatory treatment.
Federal Income Tax Information
The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the A&R ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the A&R ESPP. The A&R ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.
Rights granted under the A&R ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the A&R ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).
New Plan Benefits
Participation in the A&R ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the A&R ESPP. In addition, we have not granted any purchase rights under the ESPP that are subject to stockholder approval of this proposal. The ESPP is currently suspended due to the small number of shares available. Subject to stockholder approval of the A&R ESPP, we intend to resume 6-month offering periods thereunder beginning on May 4 and November 4 of each year. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the A&R ESPP are not determinable. No non-employee directors will be eligible to participate in the A&R ESPP.
Required Vote
Approval of the A&R ESPP requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting. An abstention has the same effect as a vote “AGAINST” Proposal 2. Broker non-votes will have no effect.
The Board believes that approval of the A&R ESPP will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT COMPANY STOCKHOLDERS VOTE “FOR” PROPOSAL 2 TO APPROVE THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND SET FORTH IN APPENDIX A HERETO.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our executive compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk taking. Stockholders are encouraged to read the Executive and Director Compensation section of this Proxy Statement for a more detailed discussion of how our compensation programs reflect our objectives.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board of Directors or the Compensation Committee. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”
Required Vote
Approval of the compensation of our named executive officers on a non-binding advisory basis requires the affirmative vote of a majority of the voting power of the capital stock entitled to vote and present in person or represented by proxy at the Annual Meeting. An abstention has the same effect as a vote “AGAINST” Proposal 3. Broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Our Audit Committee, which is composed entirely of non-employee independent directors, has selected Ernst & Young LLP as independent accountants to audit our books, records, and accounts and our subsidiaries for the fiscal year ending December 31, 2023. Our Board has endorsed this appointment. Ratification of the selection of Ernst & Young LLP by stockholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the stockholders for ratification at the Annual Meeting. If the stockholders do not ratify the selection, our Board and the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that such change would be in our best interests the best interests of our stockholders. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
Current Independent Registered Public Account Firm Fees
The following table presents fees from professional audit services rendered by Ernst & Young LLP, our independent registered public accounting firm, for the audit of our annual financial statements (including services performed for Flex Pharma) for the years ended December 31, 2022, and 2021, and fees billed for other services rendered by Ernst & Young LLP during those period as set forth below:

	Years Ended December 31,
Services Provided	2022	2021
Audit fees (1)	$234,000	$ 220,000
Audit-related fees (2)	-	15,400
Tax fees (3)	-	-
All other fees (4)	66,000	136,500
Total	300,000	$371,900

(1)    Consists of fees billed for professional services rendered for the audit of our annual financial statements and services provided in connection with our registration statements.
(2)    Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements that are not reported under “audit fees.”
(3)    Consists of fees billed for tax compliance, tax advice, tax planning and tax return preparation.

(4)    Consists of fees billed for services, other than those described above under Audit fees and Tax fees.
Audit Committee Pre-Approval Policies and Procedures
Our Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services.
During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accountant. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with SEC rules and regulations.
Throughout the year, our Audit Committee reviews for any revisions to the estimates of audit and non-audit fees initially approved.
In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the voting power of the capital stock and entitled to vote and present in person or represented by proxy at the Annual Meeting. An abstention has the same effect as a vote "AGAINST" Proposal 4. Broker non-votes will have no effect. If your shares are held in street name, your broker, bank or other nominee has discretionary authority to vote shares held through it in the absence of your instruction regarding how your shares should be voted. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

OTHER MATTERS
Your Board of Directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by telephone or the Internet.
Householding of Proxy Materials
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock but who share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of our proxy materials until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of proxy materials mailed to you, please submit a request to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021 and we will promptly send you what you have requested. You can also contact our Secretary at the above address if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Stockholder Proposals for the 2024 Annual Meeting
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 2, 2024, to our Secretary at 2450 Holcombe Blvd., Suite X, Houston, TX 77021. If you wish to submit any other motion related to business proposed to be brought before next year’s annual meeting of stockholders, you must provide the specified information required by our Bylaws to our Secretary at 2450 Holcombe Blvd., X, Houston, TX 77021 not more than 120 days (January 2, 2024) nor less than 90 days (February 1, 2024) prior to the first anniversary of the date the proxy statement was provided to our stockholders in connection with the 2023 Annual Meeting of stockholders; however, if the annual meeting is called for a date that is more than 30 days before or after the anniversary date of the 2023 annual meeting of stockholders, notice by the stockholder must be received by our Secretary not later than the close of business on the later of (i) the 90th day prior to the 2024 annual meeting of stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is publicly given. You are also advised to review our Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024, which is 60 days prior to the one-year anniversary of the Annual Meeting.

Other Business
Our Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise. Whether or not you intend to attend the Annual Meeting, we urge you to vote by Internet or telephone.

By order of the Board of Directors,
Houston, TX
May 1, 2023	/s/ David J. Arthur
David J. Arthur President and Chief Executive Officer

SALARIUS PHARMACEUTICALS, INC.
2015 EMPLOYEE STOCK PURCHASE PLAN
As Amended and Restated effective as of June 14, 2023
1.GENERAL; PURPOSE.
(a)The Plan provides a means by which Eligible Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan.
(b)The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.ADMINISTRATION.
(a)The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)To designate from time to time which Related Corporations of the Company will be eligible to participate in the Plan.
(iii)To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)To suspend or terminate the Plan at any time as provided in Section 12.
(vi)To amend the Plan at any time as provided in Section 12.
(vii)Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
(viii)To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.
(c)The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a

Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
(a)Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 125,000 shares of Common Stock, plus the number of shares of Common Stock remining available for issuance under the Plan immediately prior to the approval by the Company’s stockholders of the most recent amendment and restatement of the Plan on the Effective Date, plus the number of shares of Common Stock that are automatically added on January 1st of each year, commencing on January 1, 2024 and ending on (and including) January 1, 2028, in an amount equal to the lesser of (i) 2% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year, and (ii) 75,000 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no January 1st increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(b)If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.GRANT OF PURCHASE RIGHTS; OFFERING.
(a)The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.

5.ELIGIBILITY.
(a)Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation. Except as provided in Section 5(b), an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or a Related Corporation is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code.
(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
(c)No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
6.PURCHASE RIGHTS; PURCHASE PRICE.
(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.PARTICIPATION; WITHDRAWAL; TERMINATION.
(a)An Eligible Employee may elect to authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to a Purchase Date.
(b)During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute to such individual all of his or her accumulated but unused Contributions.
(d)During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(e)Unless otherwise specified in the Offering, the Company will have no obligation to pay interest on Contributions.
8.EXERCISE OF PURCHASE RIGHTS.
(a)On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such Offering, in which case such amount will be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
(c)No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 6 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all applicable laws, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest.
9.COVENANTS OF THE COMPANY.
The Company will seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.DESIGNATION OF BENEFICIARY.
(a)The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.
(a)In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iv) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.
(a)The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Purchase Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
(b)The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code.
13.EFFECTIVE DATE OF PLAN.
The Plan originally became effective immediately prior to and contingent upon the IPO Date. The Plan as most recently amended and restated is effective as of the Effective Date.
14.MISCELLANEOUS PROVISIONS.
(a)Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.
(d)The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.
15.DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Board” means the Board of Directors of the Company.
(b) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(c)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(d)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(e) “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(f)“Common Stock” means the common stock of the Company, having 1 vote per share.
(g)“Company” means Salarius Pharmaceuticals, Inc., a Delaware corporation.
(h)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(i)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(j)“Director” means a member of the Board.
(k)“Effective Date” means June 14, 2023, the date the amendment and restatement of the Plan was approved by the stockholders of the Company.
(l)“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(m)“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(n)“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(p)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Sections 409A of the Code.
(q)“IPO Date” means the date of the underwriting agreement between the Company’s predecessor, Flex Pharma, Inc., and the underwriter(s) managing the initial public offering of Flex Pharma, Inc.’s common stock, pursuant to which the common stock was priced for the initial public offering.
(r)“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(s)“Offering Date” means a date selected by the Board for an Offering to commence.
(t)“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(u)“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(v)“Plan” means this Salarius Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan.
(w)“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(x)“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(y)“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(z)“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(aa)“Securities Act” means the Securities Act of 1933, as amended.
(ab)“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to the NYSE, Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any successors thereto, is open for trading.

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR each of the following nominees for director:

**Proposal 1.** A proposal to elect three Class II directors to serve for a term of three years and until their respective successors are duly elected and qualified.

| NOMINEES: | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| (1) David Arthur | ☐ | ☐ | ☐ |
| (2) Bruce McCreedy | ☐ | ☐ | ☐ |
| (3) Jonathan Lieber | ☐ | ☐ | ☐ |

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

☐ Change of Address — Please print new address below

______________________________

______________________________

**VIRTUAL CONTROL NUMBER**

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The Board of Directors recommends you vote FOR Proposals 2, 3, and 4.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

**Note:** Such other business as may properly come before the meeting, and any adjournment or postponement thereof.

______________________________
Signature of Stockholder Date

______________________________
Signature of Stockholder Date

NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

As a stockholder of Salarius Pharmaceuticals, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. CT on June 13, 2023.

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/slrx/2023 using your Virtual Control Number below. Your registration must be received by 11:59 p.m. CT on June 11, 2023. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement.

**VIRTUAL CONTROL NUMBER**

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## PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone

**INTERNET**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**TELEPHONE**

**Vote Your Shares by Phone: Call 1 (866) 402-3905**

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL**

**Vote Your Proxy by Mail:**

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.